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UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2010

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant’s telephone number, including area code)

Conseco, Inc.
(Former Name or Former Address, if Changed Since
 Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 11, 2010, the Board of Directors (the “Board”) of CNO Financial Group, Inc. (the “Company”) amended the Company’s Bylaws to reflect the change of the Company’s name, which was approved by shareholders at the Company’s annual meeting on May 11, 2010 (the "Annual Meeting") and became effective on May 11, 2010.  The Amended and Restated Bylaws of the Company are filed herewith as Exhibit 3.2.

At the Annual Meeting, the shareholders approved amendments (the “Charter Amendments”) to the Company’s Amended and Restated Certificate of Incorporation, as amended, to (i) change the Company’s name to “CNO Financial Group, Inc.” and (ii) to add a new ARTICLE FIFTEEN to preserve the value of the Company’s net operating losses.  Information regarding the Charter Amendments is set forth in the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 14, 2010, and the Amendment thereto filed with the SEC on April 27, 2010, which descriptions are incorporated herein by reference.  The Amended and Restated Certificate of Incorporation of the Company is filed herewith as Exhibit 3.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting on May 11, 2010, the Company’s shareholders elected 10 directors to serve terms expiring at next year’s annual meeting.  The results of the voting were as follows:

Name	For	Against	Abstain	Broker Non-Votes
R. Glenn Hilliard	159,807,240	23,568,907	98,184	31,137,242
Donna A. James	164,066,124	19,301,040	107,167	31,137,242
R. Keith Long	179,381,047	4,004,885	88,399	31,137,242
Charles W. Murphy	180,719,756	2,660,923	93,652	31,137,242
Debra J. Perry	163,777,486	19,590,229	106,616	31,137,242
C. James Prieur	180,662,757	2,702,670	108,904	31,137,242
Neal C. Schneider	128,529,087	54,850,679	94,565	31,137,242
Michael T. Tokarz	153,175,166	30,202,893	96,272	31,137,242
John G. Turner	128,302,838	55,076,564	94,929	31,137,242
David K. Zwiener	180,559,663	2,817,014	97,654	31,137,242

Proposal 2:	Approval of Amendment to Amended and Restated Certificate of Incorporation to Change Company Name.

For	Against	Abstain
214,219,016	227,380	165,177

Proposal 3:	Approval of Amendment to Amended and Restated Certificate of Incorporation to Preserve Value of Net Operating Losses.

For	Against	Abstain	Broker Non-Votes
172,154,557	11,195,725	124,049	31,137,242

Proposal 4:	Approval of the Company’s 2010 Pay for Performance Incentive Plan.

For	Against	Abstain	Broker Non-Votes
180,290,909	3,028,691	154,731	31,137,242

Proposal 5:	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

For	Against	Abstain
209,621,481	4,823,065	167,027

Item 8.01.	Other Events.

On May 11, 2010, the Company issued a press release to announce results from its Annual Meeting.  Our shareholders:  approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, changing the Company’s name to CNO Financial Group, Inc.; elected 10 directors (R. Glenn Hilliard, Donna A. James, R. Keith Long, Charles W. Murphy, Debra J. Perry, C. James Prieur, Neal C. Schneider, Michael T. Tokarz, John G. Turner and David K. Zwiener) to serve terms expiring at next year’s annual meeting; approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to preserve the value of net operating losses; approved the Company’s 2010 Pay for Performance Incentive Plan; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  A copy of the Company’s press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01(d).	Financial Statements and Exhibits.

3.1	Amended and Restated Certificate of Incorporation of CNO Financial Group, Inc.

3.2	Amended and Restated Bylaws of CNO Financial Group, Inc.

4.1	Form of Stock Certificate of CNO Financial Group, Inc.

99.1	Press release of CNO Financial Group, Inc. dated May 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: May 12, 2010
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer